Premises 720-780 East 132nd Street
                                 Bronx, New York
                       ----------------------------------


                          780 East 132 Street Company,

                                                             Landlord

                                       and

               EVERLAST WORLD'S BOXING HEADQUARTERS CORPORATION,

                                                             Tenant





                                   -----------
                                      LEASE
                                   -----------

                                      INDEX
                          LEASE OF 720-780 EAST 132 ST.
                                     1/28/74
                                                                     Page 1 of 2


TITLE                                                            ARTICLE NOS.
- -----                                                            ------------

ACCESS TO PREMISES                                               13-57

ADJACENT EXCAVATIONS                                             34

AIR CONDITIONING                                                 62-69

ALTERATIONS                                                      3-52

ASSIGNMENT, MORTGAGE                                             11

BANKRUPTANCY                                                     16

CAPTIONS                                                         32

CELLAR                                                           49-74-76

CERTIFICATE OF OCCUPANCY                                         15-58

CLEANING                                                         30-71

CORRESPONDENCE                                                   61

DEFAULT                                                          17-59

DEFINITIONS                                                      33

DESTRUCTION, FIRE & OTHER CASUALTY                               9

DOORS                                                            69

ELECTRIC                                                         12-46

ELEVATORS                                                        30-50-67

EMINENT DOMAIN                                                   10

END OF TERM                                                      21

FAILURE TO GIVE POSSESSION                                       23

FEES & EXPENSES                                                  19-60

FLOOR LOADS                                                      6

GLASS                                                            41

HEAT                                                             30-44-63-69

INABILITY TO PERFORM                                             26

LAWS                                                             6

MEZZANINE                                                        42

FIRE INSURANCE                                                   NOT READABLE

                                      INDEX
                          LEASE OF 720-780 EAST 132 ST.
                                     1/28/74
                                                                     Page 2 of 2

TITLE                                                            ARTICLE NOS.
- -----                                                            ------------

REMEDIES OF LANDLORD                                             18

RENEWAL OPTION                                                   73

REPAIR & MAINTENANCE                                             4-53-69-75

REPRESENTATION BY LANDLORD                                       20

RULES & REGULATIONS                                              35-37A-64

SHORING                                                          34

SIGNS                                                            45-68

SPRINKLER                                                        65

SUBLETTING                                                       72

SUBORDINATION                                                    7-54

SUCCESSORS & ASSIGNS                                             37

TAX ESCALATION                                                   38

TENANTS REPORTS & STATEMENTS                                     40

USE OF PREMISES                                                  39-51-72

USE OF PRIOR TO BEGINNING OF LEASE                               47

VAULT SPACE                                                      14

WAIVERS                                                          24

WAIVER OF REDEMPTION                                             18

WAIVER OF TRIAL BY JURY                                          25

WATER CHARGES                                                    28-62

WINDOW CLEANING                                                  5


ADDENDA

  FLOOR PLANS
  Letter from Austin Graham to Everlast Jan. 30, 1974
  Letter from Walters to Everlast 2/23/74
  Letter from Benenson to Everlast 1/25/74

                      STANDARD FORM OF LOFT LEASE The Real
                         Estate Board of New York, Inc.

               Agreement of Lease, made as of this 28th day of January 1974 between 780 East 132 Street Company, a general partnership, having its office at Suite 1600, 250 Park Avenue, New York, New York 10017, party of the first part, hereinafter referred to as Landlord, and Everlast World's Boxing Headquarters Corporation, a New York corporation, having an office at 175 Walnut Avenue, Bronx, New York, party of the second part, hereinafter referred to as Tenant,
Witnesseth: Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the portions of the first floor and mezzanine as outlined in red on the annexed Plan, (herein sometimes called "Demised Premises" or "premises") in the building known as 720-780 East 132nd Street ("Building") in the Borough of Bronx, City of New York, for the term of ten years (herein sometimes called "Demised Term") (or until such term shall sooner cease and expire as hereinafter provided) to commence on the first day of May nineteen hundred and seventy-four, and to end of the thirtieth day of April nineteen hundred and eighty-four both dates inclusive, at an annual rental rate of One Hundred Fifty-Five Thousand Three Hundred Twelve and 00/100 ($155,312.00) Dollars (herein sometimes referred to as "Fixed Rent") which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Landlord or such other place as Landlord may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

        In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Landlord pursuant to the terms of another lease with Landlord or with Landlord's predecessor in interest, Landlord may at Landlord's option and without notice to tenant add the amount of such arrearages to any monthly installment of rent payable hereunder and the same shall be payable to Landlord as additional rent.

        The  parties  hereto,   for  themselves,   their  heirs,   distributees,
administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent  1.  Tenant  shall  pay the  rent as  above  and as  hereinafter  provided.

Occupancy

2. Tenant shall use and occupy demised premises as set forth in Article 51 hereof, and for no other purpose.

Alterations: 3. Tenant shall make no changes in or to the demised premises of any nature without Landlord's prior written consent. Subject to the prior written consent of Landlord, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Landlord. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Landlord in Tenant's behalf, shall become the property of Landlord and shall remain upon and be surrendered with the demised premises unless Landlord, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to have them removed by Tenant, in which event, the same shall be removed from the premises by Tenant forthwith, at Tenant's expense. Nothing in this article shall be construed to prevent Tenant's removal of trade fixtures, but upon removal of any such trade fixtures from the premises or upon removal of other installations as may be required by Landlord, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the premises by Landlord at Tenant's expense. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approval and certificates to Landlord and Tenant agrees to carry and will cause Tenant's contractors and subcontractors to carry such workman's compensation, general liability, personal and property damage and for no other purpose

Repairs: 4. Landlord shall maintain and repair the public portions of the building, both exterior and interior. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein and at its sole cost and expense, make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty, excepted. Notwithstanding the foregoing, all damage or injury to the demised premises or to any other part of the building, or to its fixtures, equipment and appurtenances, whether requiring structural or non-structural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, its servants, employees, invitees or licensees, shall be repaired promptly by Tenant at its sole cost and expense, to the satisfaction of Landlord reasonably exercised. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails after ten days notice to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Landlord at the expense of Tenant and the expenses thereof incurred by Landlord shall be collectible as additional rent after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall at Tenant's expense, cause the same to be exterminated from time to time to the satisfaction of Landlord. Tenant shall give Landlord prompt notice of any defective condition in any plumbing, heating system or electrical lines located in, servicing or passing through the demised premises and following such notice, Landlord shall remedy the condition with due diligence but at the expense of Tenant if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience.

5.  Omitted

Requirements of Law, Fire Insurance, Floor Loads: 6. Prior to the commencement of the lease term, if Tenant is then in possession and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters or any similar body which shall impose any violation, order or duty upon Landlord or Tenant with respect to the demised premises or the building arising out of Tenant's use or manner of use or occupancy thereof. Except as provided in Article 29 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Landlord to Landlord's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorneys fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Landlord, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Landlord to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Landlord may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Landlord with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Landlord to any liability or responsibility to any person or for property damage, nor shall Tenant keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a wrongful manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties or damages, which may be imposed upon Landlord by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Landlord, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Landlord which shall have been charged because of such failure by Tenant, and shall make such reimbursement upon the first day of the month following such outlay by Landlord. In any action or proceeding wherein Landlord and Tenant are parties a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which it allowed by law, Landlord reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Landlord's judgment, to absorb and prevent vibration, noise and annoyance.

Subordination: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessee or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request.

Property - Loss, Damage, Reimbursement, Indemnity: 8. Landlord or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damages to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Landlord, its agents, servants, or employees; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction or any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Landlord's own acts, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall not move any safe, heavy machinery, heavy equipment, or fixtures into or out of the building without Landlord's prior written consent. If such safe, machinery, equipment or fixtures requires special handling, all work, in connection therewith [obscured line of text] the Tenant, Tenant's agents, contractors, employees, invitees or licensees, Tenant's liability under this lease ______________ to the acts and omissions of any subtenant and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon written notice from Landlord, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Landlord in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty: 9: (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Landlord and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Landlord and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Landlord, subject to Landlord's right to elect and not to restore the same as hereinafter provided.

(d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then, in any of such events, Landlord may elect to terminate this lease by written notice to Tenant given within 90 days after such fire or casualty specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Landlord shall serve a termination notice as provided for herein, Landlord shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition subject to delays due to adjustment or insurance claims, labor troubles and causes beyond Landlord's control. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Tenant acknowledges that Landlord will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Landlord will not be obligated to repair any damage thereto or replace the same. Any differences or disputes between Landlord and Tenant in respect to any matters in this article shall be summarily determined by submitting the same to the American Arbitration Association in New York City. Both parties shall cooperate in expediting the hearing. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain: 10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease.

Assignment,  Mortgage,  Etc.: 11. Tenant, for itself,  its heirs,  distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, under-tenant or occupant and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The Consent by Landlord to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting.

Electric Current: 12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times, to examine the same and to make such repairs, replacements and improvements as Landlord may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Landlord may elect to perform following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Landlord to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein. Landlord may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason or loss or interruption of business or otherwise. Throughout the term hereof Landlord shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the premises, Landlord or Landlord's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property and such entry shall not render Landlord or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such net shall have no effect on this lease or Tenant's obligations hereunder. Landlord shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building may be known.

Vault, Vault Space, Area: 14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Landlord makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Certificate of Occupancy: 15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part.

Bankruptcy: 16. (a) If at the date fixed as the commencement of the term of this lease or if at any time during the term hereby demised there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, and within 60 days thereof, Tenant fails to secure a dismissal thereof, or if Tenant make an assignment for the benefit of creditors or petition for or enter into an arrangement, this lease, at the option of Landlord, exercised within a reasonable time after notice of the happening of any one or more of such events, may be cancelled and terminated by written notice to the Tenant (but if any of such events occur prior to the commencement date, this lease shall be ipso facto cancelled and terminated) and whether such cancellation and termination occur prior to or during the term, neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of any order of any court, shall be entitled to possession or to remain in possession of the premises demised but shall forthwith quit and surrender the premises, and Landlord, in addition to the other rights and remedies Landlord has by virtue of any other provision herein or elsewhere in this lease contained or by virtue of any statute or rule of law, may retain as liquidated damages, any rent, security deposit or moneys received by him from Tenant or others in behalf of Tenant. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

(b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Landlord shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of ______ [obscure text] ________ effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Defaults: 17. (1) If the Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent, or if the demised premises become vacant or deserted, or if the demised premises are damaged by reason of negligence or carelessness of Tenant, its agents, employees or invitees, then, in any one or more of such events, upon Landlord serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced curing such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Landlord may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days, this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Landlord but Tenant shall remain liable as hereinafter provided.
(2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or (2a) if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; or (2b) if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or (2c) if Tenant shall make default with respect to any other lease between Landlord and Tenant; or (2d) if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, of which fact Landlord shall be the sole judge; then and in any of such events Landlord may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Landlord may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Landlord and Waiver of Redemption: 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, together with such expenses as Landlord may incur for legal expenses, attorneys' fees, brokerage, and/or putting the demised premises in good order, or for preparing the same for re-rental; (b) Landlord may re-let the premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms, which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenants to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure or refusal of Landlord to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Landlord may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord, in putting the demised premises in good order or preparing the same for re-rental may, at Landlord's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Landlord hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, ____________________ ____________________________________________ after and without notice perform the same for the account of Tenant, and if Landlord makes any expenditures or incurs any obligations for the payment of money in connection therewith including, but not limited to, attorneys' fees in instituting, prosecuting or defending any action or proceeding such sums paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within five (5) days of rendition of any bill or statement to Tenant therefor.

No Representation by Landlord: 20. Neither Landlord nor Landlord's agents have made any representations of promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no right, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition, and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Landlord and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term: 21. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Landlord the demised premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lese. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment. 22. Landlord covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 33 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession: 23. If Landlord is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Landlord shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until after Landlord shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver: 24. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations set forth or hereafter adopted by Landlord, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Landlord or Landlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or Landlord's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee [illegible] whatsoever arising out of or in anyway connected with this lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Landlord commences any summary proceeding for non-payment of rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

Inability to Perform: 26. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures. If landlord is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

Bills and Notices: 27.  Deleted

Water Charges: 28. If tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Landlord to be the sole judge) Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and the costs of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own costs and expense in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Landlord may pay such charges and collect the same from Tenant. Tenant covenants and agrees to pay sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. The bill rendered by Landlord shall be payable by Tenant as additional rent. If the building or the demised premises or any part thereof be supplied with water through a meter which water is also supplied to other premises Tenant shall pay to Landlord as additional rent, on the first day of each month, % ($ ) of the total meter charges, as Tenant's portion. Independently of and in addition to any of the remedies reserved to Landlord hereinabove or elsewhere in this lease, Landlord may sue for and collect any monies to be paid by Tenant or paid by Landlord for any of the reasons or purposes hereinabove set forth.

Sprinklers: 29.  Deleted

Elevators, Heat, Cleaning: 30. As long as Tenant is not in default under any of the covenants of this lease Landlord shall ____[obscure text]_____ at such time as Landlord may elect and shall be due and payable when rendered, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Landlord. Landlord reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements in the judgment of Landlord desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. And Landlord shall have no responsibility or liability for failure to supply heat, elevator, plumbing and electric service, during said period or when prevented from so doing by strikes, accidents or by any cause beyond Landlord's control, or by laws, orders or regulations of any Federal, State or Municipal Authority, or failure of coal, oil or other suitable fuel supply, or inability by exercise of reasonable diligence to obtain coal, oil or other suitable fuel. If the building of which the demised premises are a part supplies manually operated elevator services, Landlord may proceed with alterations necessary to substitute automatic control elevator service upon ten (10) days written notice to Tenant without in any way affecting the obligations of Tenant hereunder, provided that the same shall be done with the minimum amount of inconvenience to Tenant, and Landlord pursues with due diligence the completion of the alterations.

Security:   31.  Deleted

Captions: 32. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions: 33. The term "Landlord" as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed as construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser of the lessee of the of the building has assumed and agreed to carry out any and all covenants and obligations of Landlord, hereunder. The words "re-enter" and re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 30 hereof), Sundays and all days observed by the State or Federal Government at legal holidays.

Adjacent Excavation - Shoring: 34. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundation without any claim for damages or indemnity against Landlord, or diminution or abatement of rent.

Rules and Regulations: 35. Tenant and Tenant's servants, employees, agents, visitors and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Landlord may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Landlord or Landlord's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the Chairman of the Board of Directors of the Management Division of the Real Estate Board of New York, Inc., or to such impartial person or persons as he may designate, whose termination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Landlord within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, against, visitors or licensees.

Glass: 36. Deleted

Successors and Assigns: 37. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns and permitted subtenants.

            CONTINUED ON RIDER ANNEXED HERETO AND MADE A PART HEREOF

            IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.

                                             780 EAST 132 STREET COMPANY


Witness for Landlord:                        By Charles B. Benenson         CORP
                                             -------------------------------
                                             Partner                        SEAL


   Emanuel Lulse (SP?)                       -----------------------------[L.S.]
                                             EVERLAST WORLD'S BOXING
                                             HEADQUARTERS CORPORATION

STATE OF NEW YORK       )
                        :  ss.:
COUNTY OF   NEW YORK    )

               On the 28 day of January,  1974,  before me personally came David
L. Golomb, to me known, who, being by me duly sworn, did depose and say that he resides at 64 Birch St., Port Washington, New York; that he is the President of EVERLAST WORLD'S BOXING HEADQUARTERS CORPORATION, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.


                                                  /s/ Richard M. Frome
                                             ---------------------------------
                                                        Notary Public

                                                       Richard M. Frome
                                             Notary Public, State of  New York
                                                         No. 31-1336120
                                                  Qualified in New York County
                                             Commission Expires March 30, 1975

                                ACKNOWLEDGEMENTS

CORPORATE LANDLORD
STATE OF NEW YORK,      )  ss.:
County of               )

On the _____ day of ___________,  19__, before me personally came  ____________, to me known, who, being by me duly sworn, did depose and say that he resides at ____________________________; that he is the ____________ of
_____________________________________,  the  corporation  described in and which executed the foregoing instrument, as LANDLORD; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                                                 -------------------------------

INDIVIDUAL LANDLORD
STATE OF NEW YORK,      )  ss.:
County of               )

On the _____ day of ___________,  19__, before me personally came  ____________, to me known and known to me to be the individual described in and who, as LANDLORD; executed the foregoing instrument and acknowledged to me that he executed the same.

                                                 -------------------------------


CORPORATE TENANT
STATE OF NEW YORK,      )  ss.:
County of               )

On the _____ day of ___________,  19__, before me personally came  ____________, to me known, who, being by me duly sworn, did depose and say that he resides in ____________________________; that he is the ____________ of
_____________________________________,  the  corporation  described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                                                 -------------------------------

INDIVIDUAL TENANT
STATE OF NEW YORK,      )  ss.:
County of               )

On the _____ day of ___________,  19__, before me personally came  ____________, to me known and known to me to be the individual described in and who, as TENANT; executed the foregoing instrument and acknowledged to me that he executed the same.

                                                 -------------------------------

                            IMPORTANT - PLEASE READ

                     RULES AND REGULATIONS ATTACHED TO AND
                           MADE A PART OF THIS LEASE
                         IN ACCORDANCE WITH ARTICLE 35.

         1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, staircases, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress to and egress from the demised premises and delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Landlord. There shall not be used in any space, or in the public hall of the building, either by any Tenant or any jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situate on the ground floor of the building Tenant thereof shall further, at Tenant's expense, keep the sidewalks and curb in front of said premises clean and free from __________, snow, dirt and rubbish.

         2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

         3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown on the demised premises any dirt or other substances into any of the corridors, halls, elevators, or out of the doors or windows or stairways of the building, and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the building by reason of noise, odors and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

         4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of the Landlord.

         5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, mounted or affixed by any Tenant on any part of the outside of the demised premises of the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of the Landlord, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Landlord at the expense of such Tenant, and shall be of a size, color and style acceptable to Landlord.

         6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering, is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

         7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Landlord the cost thereof.

         8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Landlord. Landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

         9. No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Landlord, and at hours and under regulations fixed by Landlord. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall co-operate to prevent the same.

         10. Landlord reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays, and legal holidays all persons who do not present a pass to the building signed by Landlord. Landlord will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Landlord for all acts of such persons.

         11. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

         12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

               BENJAMIN NADORF, being duly sworn, deposes and says:

               1. I am an officer of Everlast World's Boxing Headquarters Corporation; namely, Vice President and Secretary.

               2. I make this affidavit at the request of Charles Benenson Realty Co. in connection with pending lease negotiations involving premises 720-780 East 132nd Street, The Bronx, New York (the "Premises"). I am setting forth in this affidavit the best to my present recollection of my dealings with Larry Adler, a broker, in connection with this transaction.

               3. Everlast was first informed of the availability of the Premises by Larry Adler in or about February 1972. The contact was made with Milton Kaye, my executive assistant and, I understand, there is a confirming letter from Mr. Adler to Everlast to this effect. Larry Adler actually took Mr. Kay to the Premises for an inspection. However, we were advised that the landlord was then asking $2.00 a square foot plus extras, and we were not willing to pay this price.

               4. From time to time after February 1972, Larry Adler was in touch with both myself and David Golomb, President, Everlast World's Boxing Headquarters Corporation, for the purpose of keeping us abreast of any developments concerning the Premises. These contacts were by telephone and in personal meetings.

               5. In or about mid-November 1973, Larry Adler came to my office and informed me that the Benenson people were taking another look at the price they wanted for the space for the Premises and that it appeared to him that they would look favorably upon Everlast as a tenant. He recommended that I telephone Mr. Charles Benenson to arrange a personal appointment to discuss the situation. In accordance with Larry Adler's suggestion, I did telephone Mr. Benenson, made an appointment with him and actually saw him that day at his office at 250 Park Avenue, New York, New York. It was after this meeting with Mr. Charles Benenson that we entered into serious negotiations for a ten-year lease of the Premises.

               6. To further clarify the picture, may I indicate what I observed was done by Mr. Andrew F. Cianelli. Some time in October 1973, Mr. Andrew Cianelli contacted me on the telephone to advise me that the Premises were available at a net cost to Everlast of $1.50 a square foot. That is, that this figure of $1.50 a square foot would include all other costs. On the basis of this information, Mr. David Golomb and I made an appointment and did in fact meet with Mr. Cianelli and Mr. Walters of the Charles Benenson Realty Co. for inspection of the Premises. Upon our meeting, we learned that the landlord, Benenson Realty, was insistent upon a $2.00 per square foot rental of the Premises which, frankly, irritated me and Mr. Golomb because we simply were not interested in the Premises at that rate.

               7. About two weeks later, Mr. Cianelli called me on the telephone and once more provided the misleading figure of $1.50 per square foot to start the conversation, and I very quickly learned that with extras the Everlast cost would be $1.97. Upon my hearing this from Mr. Cianelli, I told him "stop bothering me, you're wasting my time."

               8. At a point after my initial contact with Mr. Charles Benenson, Mr. Cianelli called me stating that he understood that I was in contact and negotiating with Mr. Benenson and I told him whatever I was doing I wished to continue to do entirely on my own and I specifically asked that he not enter into any negotiations on behalf of Everlast. That was the last contact I had with Mr. Cianelli.

                                               /s/ Benjamin Nadorf
                                             --------------------------
                                                 Benjamin Nadorf

Sworn to before me this
14 day of January, 1974.

/s/ Austin Graham
- ------------------------
    Notary Public.

                                      RIDER
                                      -----

               38. A. In the determination of any increase in the Fixed Rent under the provisions of this Article, Landlord and Tenant agree as follows:

               (a) The term "Escalation Year" shall mean any calendar year which shall include any part of the Demised Term.

               (b) The term "Taxes" shall be deemed to include all real estate taxes and assessments upon or with respect to the Building and the plot of land upon which the Building stands presently designated on the Bronx County Tax Map as Block 2543, lot 60 (such Building and land together are herein referred to as the "Real Property") imposed by the City of New York or County of Bronx or any other taxing authority. If, due to any change in the method of taxation, any franchise, income, profit, sales, rental, use and occupancy, or other tax shall be substituted for or levied against Landlord or any owner of the Building or the Real Property, in lieu of or in addition to any real estate taxes or assessments upon or with respect to the Real Property, such tax shall be included in the term Taxes for the purpose of this Article.

               (c) The term "Basis Tax Liability" shall mean a sum equal to Taxes payable for the calendar year 1974.

               (d) The term "Tenant's Share" shall mean 31%.

               (e) The term "Landlord's Statement" shall mean an instrument containing a computation of any increase or decrease in the Fixed Rent for an Escalation Year pursuant to the provisions of this Article.

                   B. If Taxes payable in any Escalation Year shall be in such amount as shall constitute an increase above or decrease below the Basic Tax Liability, the Fixed Rent for such Escalation Year shall be increased or decreased, as the case may be, by a sum equal to Tenant's Share of any such increase or decrease in Taxes.

                   C. If the Demised Term shall expire on a date other than December 31st, any increase or decrease in the Fixed Rent for the Escalation Year in which the date of expiration of the Demised Term shall occur shall be apportioned in that percentage which the number of days in the period from January 1st of such Escalation Year to such date of expiration, both inclusive, shall bear to the total number of days in such Escalation Year.

                   D. Landlord shall render to Tenant a Landlord's Statement with respect to each Escalation Year on or before the next succeeding April 1st or within a reasonable time thereafter. Landlord's failure to render a Landlord's Statement with respect to any Escalation Year shall not prejudice Landlord's right to render a Landlord's Statement with respect to any subsequent Escalation Year. The obligations of Landlord and Tenant under the provisions of this Article with respect to any increase or decrease in the Fixed Rent for the last two (2) Escalation Years shall survive the expiration of the last two (2) Escalation Years in the event of any sooner termination of the Demised Term.

                   E. If, as a result of any application or proceeding brought by or on behalf of Landlord, the Basic Tax Liability shall be decreased, Landlord's Statement next following such decrease shall include any adjustment of the Fixed Rent for prior Escalation Years reflecting such decrease in the Basic Tax Liability. If, as a result of any application or proceeding brought by or on behalf of Landlord for reduction of the assessed valuation of the Real Property for any period subsequent to the year referred to in subsection (c) of Section A of this Article, there shall be a decrease in Taxes for any Escalation Year with respect to which Landlord shall have previously rendered a Landlord's Statement, Landlord's Statement next following such decrease shall include an adjustment of the Fixed Rent for such Escalation Year reflecting such decrease in Taxes (less all costs and expenses, including counsel fees, incurred by Landlord in connection with such application or proceeding).

                   F. Within fifteen (15) days next following rendition of the first Landlord's Statement which shows an increase in the Fixed Rent for any Escalation Year, Tenant shall pay to Landlord the entire amount of such increase. On the first day of each third month following rendition of each Landlord's Statement which shows an increase in the Fixed Rent for any Escalation Year, Tenant shall pay to Landlord as additional rent on account of the potential increase in the Fixed Rent for the Escalation Year following the Escalation Year for which such Landlord's Statement shall have been rendered, (which shall be based upon the increase for the preceding Escalation Year) a sum equal to one quarter (1/4) of the increase in the Fixed Rent shown upon such Landlord's Statement. Such sum shall be added to each installment of Fixed Rent payable each and every third month during such Escalation Year until the rendition of the next succeeding Landlord's Statement and shall be collectible by Landlord in the same manner as Fixed Rent.

                   G. Following each Landlord's Statement, a reconciliation shall be made as follows: Tenant shall be debited with any increase in the Fixed Rent shown on such Landlord's Statement and credited with (i) the aggregate amount, if any, paid by Tenant in accordance with the provisions of Section F of this Article on account of the potential increase in the Fixed Rent for the Escalation Year in question, and (ii) any decrease in the Fixed Rent shown on such Landlord's Statement; Tenant shall pay net debit balance to Landlord within fifteen (15) days next following rendition by Landlord, of an invoice for such net debit balance; any net credit balance shall be applied against the next accruing installments of Fixed Rent.

                   H. Landlord shall, at the request of such Tenant, and within the respective times limited by law for such purpose cooperate with Tenant at Tenant's expense in any application, reasonably satisfactory to Landlord, to the Tax Commission of The City of New York or to such other body as shall have the power to fix or review assessed valuation for the correction of any assessed valuation, or to reduce taxes, provided that Landlord shall neither have instituted nor intend to institute such application on its own behalf.

               39. Tenant shall not use or occupy or permit the use or occupancy of the Demised Premises or any part thereof, for any purpose other than the purposes specifically set forth in Article 51 and in Article 72 or in any manner which, in Landlord's judgment, shall adversely affect or interfere with any services required to be furnished by Landlord to Tenant or to any other tenant or occupant of the Building, or with the proper and economical rendition of any such services or with the use or enjoyment of any part of the Building by any other tenant or occupant, but Landlord shall not act unreasonably under this
Article 39.

               40. From time to time, within fifteen (15) days next following Landlord's request, Tenant shall deliver to Landlord a written statement executed and acknowledged by Tenant, in form satisfactory to Landlord, (i) stating this Lease is then in full force and effect and has not been modified (or, if modified, setting forth the specific nature of all modifications), and
(ii) setting forth the date to which the Fixed Rent has been paid, and (iii) stating whether or not, to the best knowledge of Tenant, Landlord is in default under this Lease, and, if Landlord is in default, setting forth the specific nature of all such defaults. Tenant acknowledges that any statement delivered pursuant to this Article may be relied upon by any purchaser or owner of the Building, or the Real Property, or Landlord's interest in the Building or the Real Property or any ground or underlying lease, or by any mortgagee, or by any assignee of any mortgage, or by any lessee under any ground or underlying lease.

               41. Tenant agrees, at its own cost and expense, to replace any and all plate and other glass damaged or broken from any cause whatsoever in and about the Demised Premises. However, Landlord agrees that Landlord shall promptly replace any windows which are presently damaged or broken.

               42. Landlord agrees to perform work and make installations in the first floor and mezzanine portions of the Demised Premises as set forth in Schedule A. Such work is herein referred to as "Landlord's Initial Installations". Landlord's Initial Installations on Schedule A with respect to mezzanine and first floor portion of the premises will be substantially completed prior to commencement of the term hereof.

               43. Supplementing the provisions of Article 6 hereof, it is agreed that Tenant shall not be required to reimburse Landlord thereunder for that portion of all fire insurance premiums paid by Landlord which shall have been charged because of failure of Tenant to comply with the provisions of
Article 6, provided that Tenant's operation of its business in the Demised Premises shall not be significantly changed in any manner from the present operation of its business in its present premises at 175 Walnut Avenue, Bronx, New York.

               44. A. As used in this lease, the following terms shall have the meanings hereinafter set forth for each:

               i) "Heating Costs" shall mean the cost to Landlord, including all taxes and surcharges, of fuel furnished to the Building, and

               ii) "Tenant's Heating Share" shall mean a proportion calculated as follows:

               The return condensate from the steam heating system in the Building furnishing steam heat to the Demised Premises shall be metered by a separate return condensate meter ("Tenant's Condensate Meter"). The return condensate from the steam heating system in the Building furnishing steam heat to portions thereof other than the Demised Premises, shall be separately metered by one or more additional return condensate meters ("Building Condensate Meters"). "Tenant's Heating Share" shall be the proportion that the condensate registered by Tenant's Condensate Meter shall bear to the condensate registered by the Building Condensate Meters.

               iii) "Tenant's Heating Share Statement" shall mean a statement setting forth the Heating Costs, Tenant's Conden-illegible Heating Share Statement with respect to each Statement Period, within sixty (60) days next following the expiration of such Statement Period, or a reasonable time thereafter. No failure of Landlord to render a Tenant's Heating Share Statement with respect to any Statement Period shall prejudice Landlord's right to render such a statement with respect to any subsequent Statement Period. The obligations of Tenant under the provisions of this Article shall survive the expiration or sooner termination of the demised term. Tenant's Heating Share Statement shall also include all such meter readings for all other tenants of the Building who are paying for Heating Costs based upon a proportion of Building Condensate Meter readings.

                   B. Tenant agrees to pay, as additional rent, prior to the 15th day of the calendar month following the month in which Tenant's Heating Share Statement is rendered, a sum equal to the amount shown thereon as Tenant's Heating Share of Heating Costs.

                   C. If, due to any change in the method of furnishing heat to the Demised Premises or the Building, return condensate shall no longer be produced to effectively measure Tenant's Heating Share, the parties shall then agree upon an alternate method of determination of Tenant's Heating Share in order to give effect to the intent of the foregoing provisions of this Article. If the parties shall not agree upon an alternate method, such dispute shall be determined by an arbitration in the City of New York in accordance with the rules and regulations then obtaining of the American Arbitration Association or its successor, which determination shall be final and binding upon the parties whether or not a judgment shall be entered in any court.

               45. A. Subject to the other provisions of this Article 45A, Tenant may

                    (i) install not more than four (4) signs on the roof of the Building, but any such roof signs and all supports and parts thereof shall be confined within an area of 25 feet in any direction from any part of the roof parapet, or if there be no roof parapet, then measured from any edge of the roof, and

                    (ii) install  any other  signs on the outside of the Demised
                         Premises.

No other signs, lights, illumination, lettering, advertisement or other forms of inscription shall be affixed to or displayed on the exterior of the Demised Premises or of the Building or on the inner or on the outer face of the display windows, entrances, doors or transoms or on the roof, except as above provided, and without prior written approval of Landlord which approval shall not be unreasonably withheld. All signs and all installations thereof, shall comply with all governmental requirements and shall be subject to all of the provisions illegible

                   B. Tenant shall, unless otherwise directed by Landlord or its agents, at the expiration or termination of this Lease, remove all signs, lights or other forms of inscription so affixed or displayed, and shall repair any injury done to the Building, the Demised Premises, or any part thereof by such affixation, display or removal.

                   C. Landlord agrees, prior to commencement of term, to remove the Mercer sign, now affixed to the Building.

               46. A. Tenant agrees to make application to the public utility corporation supplying electrical service to the Building to increase the electrical service serving the first floor portion of the Demised Premises from 800 amps to 1200 amps. The additional 400 amp service shall be brought up to a junction box on said first floor adjacent to the elevator at the location indicated on the annexed Plan and the service switch shall remain in the cellar. The present 250 amps of electrical service shall remain for the cellar portion of the Demised Premises and a new service switch shall be installed in the cellar after such cellar space shall become part of the Demised Premises under
Article 49 hereof. Landlord agrees, at its own cost and expense, to do all work referred to in this Section A which is not done by said public utility corporation and to pay all charges, if any, of said public utility corporation for all work performed by it. The new 400 amp electric service junction box indicated on the annexed plan will be installed when the additional 400 amp service is installed.

                   B. Tenant agrees to be responsible for the complete distribution of electrical service in the Demised Premises. Tenant agrees to obtain electrical service directly from the public utility corporation supplying the area in which the Demised Premises are located by contracting directly with such public utility corporation. Tenant agrees to pay such public utility corporation for all electricity furnished to or for the use of Tenant in the Demised Premises including air conditioning therefor. Tenant agrees that Tenant's use of electrical energy in or for the Demised Premises shall not at any time exceed the capacity for any of the feeders, risers or wiring installations, in or otherwise serving the Demised Premises. If either the quantity or character of electrical service is changed by said public utility corporation or is no longer available or suitable for Tenant's requirements, no such change, unavailability or unsuitability shall constitute an actual or constructive eviction in whole or in part, or entitle Tenant to any abatement or diminution of rent or relieve Tenant from any of its obligations under this lease or impose any liability upon Landlord, or its agents, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business or otherwise.

               47. Permission is hereby given to Tenant to enter into the Demised Premises at any time prior to the commencement of the term hereof. Tenant covenants and agrees illegible

               48. Tenant shall be responsible at Tenant's own cost, for the removal of refuse and rubbish from the Demised Premises at regular intervals, which removal shall be subject to such rules and regulations as, in Landlord's judgment, are necessary for the proper operation of the Building. Tenant shall employ the person or persons or corporation approved by Landlord for rubbish removal, which approval shall not be unreasonably withheld. Tenant also agrees to keep the Demised Premises in a clean condition to the reasonable satisfaction of Landlord.

               49. A. Commencing on January 1, 1975, or on the date when Landlord shall deliver possession thereof to Tenant, whichever of said two dates shall later occur, such later date being herein referred to as "Possession Date", the Demised Premises shall include the portion of the cellar (Cellar Space) as outlined in red on the annexed cellar Plan. By reason thereof the parties hereto agree that this Lease shall, on the Possession Date, be deemed amended in the following respects:

                   (i) The Demised Premises shall include said Cellar Space and whenever the term "Demised Premises" or "premises" or words of similar import are used herein, the same shall apply to the premises originally demised herein and the Cellar Space.

                   (ii) The annual Fixed Rent shall be increased from One Hundred Fifty-Five Thousand Three Hundred Twelve and 00/100 ($155,312.00) Dollars to One Hundred Eighty-Nine Thousand Three Hundred Twelve and 00/100 ($189,312.00) Dollars, and if the Possession Date shall occur on a date other than the first day of a calendar month then the increase in the Fixed Rent for such calendar month shall be duly apportioned for that part of such month following the Possession Date and the pro rata share of such increase shall be paid by Tenant to Landlord on the first day of the calendar month next ensuing the month in which the Possession Date shall occur.

                   (iii) The term "Tenant's Share" appearing in subdivision (d) of Article 38A shall be increased from "31%" to "39%", and if the Effective Date shall occur on a date other than January 1st of the year 1975, the amount of increase or decrease in Fixed Rent payable under Article 38A for the Cellar Space for the portion of the year 1975 following such Possession Date, shall be duly apportioned for that part of the calendar year 1975 following the Possession Date.

                   B. Landlord represents that the entire cellar of the easterly portion of the Building, of which the Cellar Space is a part, is leased to LCA Corporation under a lease (LCA Lease), the term of which expires on December 31, 1974. If said Tenant shall not vacate from the Cellar Space demised herein by said date, Landlord shall promptly institute an appropriate eviction proceeding against said Tenant and shall prosecute the same with reasonable diligence and in that event Landlord shall not be subject to any liability for failure to give possession of the Cellar Space on January 1, 1975 and the validity of this lease shall not be impaired by reason thereof, and tenant waives any right to rescind this lease under Section 224-a of the New Your Real Property Law by reason of Landlord's failure to deliver possession of the Cellar Space on said January 1, 1975, except that if the Possession Date shall occur after July 1st, 1975, Landlord shall pay to Tenant, as a penalty for Landlord's failure, the sum of $500. for each day elapsing between July 1st, 1975 and the Possession Date, which sum may be deducted by Tenant from the Fixed Rent payable hereunder for said period.

                   C. Landlord agrees, to perform work and make installations in the Cellar Space as indicated on Schedule A for the Cellar Space and that such work shall be substantially completed on the Possession Date. In addition Landlord shall install a separate electric meter to measure electrical energy furnished to the Cellar Space or shall make or cause to be made such alterations so that such electrical energy shall be hooked up to the then existing electrical meter measuring consumption for the first floor and mezzanine portions of the Demised Premises. Tenant shall, however, pay for all electrical energy furnished to the Demised Premises, including the Cellar Space.

               50. Tenant shall have the right to use the freight elevator when the Cellar Space is included in the Demised Premises, the railroad siding, and platform adjoining the railroad siding, in common with the use thereof by other tenants and occupants of the Building, subject to such reasonable rules and regulations as Landlord shall prescribe for the orderly use of such facilities. The use in common by other tenants and occupants of the railroad platform shall be limited to a portion thereof as shall equal in length the length of a railroad car to permit such other tenants and occupants to make deliveries to and from such railroad cars. In addition, Tenant shall have the right to cover all portions of said railroad platform, provided that the installation and maintenance of such cover complies with all legal requirements and does not interfere with the use thereof by other tenants and occupants of the building. The privilege to use said railroad siding shall not be deemed appurtenance to the Demised Premises and Tenant agrees that Landlord shall in no event be liable for any matter or thing in connection with the use, failure of use, or inability of use or manner of use thereof by Tenant. It is agree that Landlord shall not be obligated to furnish any employees to operate said service elevator the same shall be operated by employees of Tenant, reasonably satisfactory to Landlord.

               51. Tenant shall use and occupy the Demised Premises as follows:

               (a) The first floor and cellar portions thereof for manufacturing of sporting, athletic and recreation equipment and products, related and similar equipment and products, and the warehousing thereof; and

               (b) The mezzanine portion thereof for offices and allied uses in connection with the purposes set forth in subdivision (a) hereof,

and for no other purpose.

               52. Supplementing the provisions of Article 3 hereof it is agreed that Landlord will not unreasonably withhold or delay its consent to Tenant making non-structural interior alterations to Demised Premises provided that such alterations shall otherwise be made in conformity with and subject to the provisions of this lease, including but not limited to Article 3 hereof.

               53. Supplementing the provisions of Article 4 hereof it is agreed that:

               (a) the word "ten" appearing on the 18th line thereof is hereby amended to read "twenty"; and

               (b) the following words are deemed inserted at the end of the next to the last sentence of said Article:

                    "unless the same are not being performed by Landlord with reasonable diligence".

               54. Supplementing the provisions of Article 7 hereof:

               (a) Landlord represents that there are no underlying leases covering the Building; and that the only fee mortgage covering the Real Property is the mortgage dated August 17, 1955 made by Providence Produce Warehouse Company, Inc. to Equitable Life Assurance Society of the United States, originally given to secure $1,350,000 and recorded in Liber 3072 Mp. 383; and

               (b) Notwithstanding anything contained in Article 7 hereof, this lease shall be subject and subordinate to all future mortgages covering the Real Property and to all renewals, modifications, consolidations, replacements and extensions thereof, provided that in each case the same be made with a bank, savings bank, trust company, savings and loan association, insurance company, real estate investment trust, educational institution, a pension, welfare or retirement fund or system, an eleemosynary institution, a governmental investment board, or any other like lending institution.

               55. Supplementing the provisions of Article 8 hereof it is agreed that the words "in good faith" are inserted on the eleventh line thereof after the word "are".

               56. A. Landlord shall attempt to obtain and maintain, throughout the Demised Term, in Landlord's fire insurance policies covering the Building, provisions to the effect that such policies shall not be invalidated should the insured waive, in writing, prior to a loss, any or all right of recovery against any party for loss occurring to the Building. In the event that at any time Landlord's fire insurance carriers shall exact an additional premium for the inclusion of such or similar provisions, Landlord shall give Tenant notice thereof. In such event, if Tenant agrees, in writing, to reimburse Landlord for such additional premium for the remainder of the Demised Term, Landlord shall require the inclusion of such or similar provisions by Landlord's fire insurance carriers. As long as such or similar provisions are included in Landlord's fire insurance policies then in force, Landlord hereby waives (i) any obligation on the part of Tenant to make repairs to the Demised Premises necessitated or occasioned by fire or other casualty which is an insured risk under such policies, and (ii) any right of recovery against Tenant, any other permitted occupant of the Demised Premises, and any of their servants, employees, agents or contractors, for any loss occasioned by fire or other casualty which is an insured risk under such policies. In the event that any time Landlord's fire insurance carriers shall not include such or similar provisions in Landlord's fire insurance policies, the waivers et forth in the foregoing sentence shall, upon notice given by Landlord to Tenant, be deemed of not further force or effect.

                   B. Tenant shall attempt to obtain and maintain, throughout the Demised Term, in Tenant's fire insurance policies covering Tenant's property in the Demised Premises, and Tenant's use and occupancy of the Demised Premises, and/or Tenant's profits (and shall cause any other permitted occupants of the Demised Premises to attempt to obtain and maintain, in similar policies), provisions to the effect that such policies shall not be invalidated should the insured waive, in writing, prior to a loss, any or all right of re-illegible casualty which is an insured risk under such policies. In the event that at any time the fire insurance carriers issuing such policies shall exact an additional premium for the inclusion of such or similar provisions, Tenant shall give Landlord notice thereof. In such event, if Landlord agrees, in writing, to reimburse Tenant or any person claiming through or under Tenant, as the case may be, for such additional premium for the remainder of the Demised Term, Tenant shall require the inclusion of such or similar provisions by such fire insurance carriers. As long as such or similar provisions are included in such fire insurance policies then in force, Tenant hereby waives (and agrees to cause any other permitted occupants of the Demised Premises to execute and deliver to Landlord written instruments waiving) any right of recovery against Landlord, any other tenants or occupants of the Building, and any servants, employees, agents or contractors of Landlord, or of any such other tenants or occupants, for any loss occasioned by fire or other casualty which is an insured risk under such policies. In the event that at any time such fire insurance carriers shall not include such or similar provisions in any such fire insurance policy, the waiver set forth in the foregoing sentence shall, upon notice given by Tenant, to Landlord, be deemed of no further force or effect with respect to any insured risks under such policy from and after the giving of such notice.

                   57. Supplementing the provisions of Article 13 hereof it is agreed that the following words are deemed inserted at the end of the last sentence of said Article:

                        "provided that the change and/or location of public entrances, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building do not unreasonably interference with access to the Demised Premises.

               58. Supplementing the provisions of Article 15 hereof Landlord agrees that the existing temporary certificate of occupancy will be amended to permit the Demised Premises to be used in accordance with the provisions of
Article 51 hereof.

               59. Supplementing the provisions of Article 17 hereof it is agreed that wherever the words "five (5)" appear therein the same are amended to read "fifteen (15)").

               60. Supplementing the provisions of Article 19 hereof it is agreed that:

               (a) The following words are inserted on the fifth line thereof after the word "may".

                    "after fifteen (15) days written notice by Landlord to Tenant, or without notice in the event of an emergency";

               (b) The words "attorneys' fees" appearing in Article 19 are amended to read "reasonable attorneys' fees".

               61. Any bills, statements, notices, demands, requests or other communications given or required to be given under this Lease shall be effective only if rendered or given in writing, sent by registered or certified mail (return receipt requested optional) addressed (a) to Tenant, (i) at Tenant's address set forth in this Lease if mailed prior to Tenant's taking possession of the Demised Premises, or (ii) at the Building if mailed subsequent to Tenant's taking possession of the Demised Premises, or (iii) at any place where Tenant or any agent or employee of Tenant may be found if mailed subsequent to Tenant's vacating, deserting, abandoning or surrendering the Demised Premises, or (b) to Landlord at Suite 1600, 250 Park Avenue, New York, 10017 or (c) addressed to such other address as either Landlord or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this Article. Any such bill, statement, notice, demand, request or other communication shall be deemed to have been rendered or given on the date when it shall have been mailed as provided in this Article.

               62. Supplementing the provisions of Article 28 hereof it is agreed that:

               (a) Tenant agrees to pay to Landlord Five ($5.00) Dollars per month, in advance on the first day of each month for water consumed by the present air conditioning equipment now serving the mezzanine portion of the Demised Premises for operation of such air conditioning equipment on business days and on Saturdays during the hours set forth in Article 30 hereof respectively for such days. In addition, Tenant shall pay for water consumed by said air conditioning equipment and sewer charges imposed in connection therewith for operation of said air conditioning equipment at all other times ("after business hours") as and when bills and are rendered therefor, but in no event shall such additional charge exceed Fifteen ($15.00) per month. If no separate meter shall measure such after business hours consumption, and the parties shall not agree on the amount payable by each of the parties for operation of such air conditioning equipment, such dispute shall be determined by arbitration in the City of New York in accordance with the rules and regulations of the American Arbitration illegible

               (b) The Term "meter" as used in said Article 28 shall be amended to read "meters" as Landlord shall at Landlord's expense, install a meter or meters to measure water used by the water tower which is utilized in connection with the present air conditioning in the mezzanine.

               63. Supplementing the provisions of Article 30 hereof it is agreed that:

               (a) Landlord will supply heat to the Demised Premises for hours other than those provided for in subdivisions (b) of said Article ("after business hours"), it being agreed, however, that Tenant shall reimburse Landlord, as additional rent, for any additional expense incurred by Landlord for the employment of any personnel if required, for such after business hours heating service, such additional rent shall be paid by Tenant as and when bills are rendered therefor. The obligations of Landlord hereunder are subject to all of the other provisions of this lease including Article 26 hereof. If any personnel are to be employed by Landlord for such after business hours heating, Tenant shall have the right to use Tenant's employees for such purpose provided they are approved by Landlord, which approval shall not be unreasonably withheld.

               64. Supplementing the provisions of Article 35 hereof it is agreed that the words "Chairman of the Board of Directors of the Management Division of the Real Estate Board of New York Inc., or to such impartial person or persons as he may designate" are deemed amended to read "American Arbitration Association."

               65. If there now is or shall be installed in the Building a "sprinkler system", and such system or any of its appliances shall be damaged or injured or not in proper working order by reason of any act or omission of Tenant, Tenant's agents, servants, employees, licensees or visitors, Tenant shall forthwith restore the same to good working condition at its own expense; and if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the State or City Government, require or recommend that any changes, modifications, alterations, additional sprinkler heads or other equipment be made or supplied by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the Demised Premises, or if any such changes, modifications, alterations, additional sprinkler heads or other equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Exchange, or by any Fire Insurance Company, Tenant shall, at Tenant's expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment.

               66. Tenant shall have the exclusive use for parking on that portion of the land owned by Landlord on the easterly side of the Building, which lies southerly of the existing retaining wall. Tenant agrees that in connection with such use, Tenant shall not, nor shall it permit any of Tenant's employees, agents, servants, contractors, visitors or licensees, in using such parking area, to block or interfere in any manner with ingress to and egress from the cellar loading docks. Landlord agrees at Landlord's expense initially to repair and blacktop such parking area. Thereafter Tenant agrees, at Tenant's expense, to maintain such parking area in a clean condition free from snow, ice and rubbish and in no event shall Landlord or Tenant be required to make any repairs thereto to keep the same in good order and condition. The exclusive use of such parking area by Tenant as herein provided is subject to such rights, if any, which the tenant and occupants may now have under said LCA Lease. Landlord represents that the LCA Lease does not contain any express provision granting to the Tenant thereof the right to use such parking area.

               67. At the time when the Cellar Space shall become part of the Demised Premises under the provisions of Article 49 hereof the elevator shall be in proper operating condition. Landlord agrees to keep such elevator in proper operating condition during the balance of the term hereof unless any repair thereto shall be necessitated or occasioned by the acts, omissions or negligence of Tenant or any person claiming through or under Tenant or any of their servants, employees, contractors, agents, visitors or licensees, or by the use or manner of use of such elevator.

               68. Landlord agrees that other tenants of the Cellar Space beneath the first floor portion of the Demised Premises shall have the right to erect signs only on the exterior of the Building below the ceiling height of such cellar, such signs shall not in the aggregate total more than 50 square feet in size and no one shall be more than 25 square feet in size.

               69. Landlord agrees to maintain the heating, present air conditioning equipment and loading dock in proper operating condition unless any repair thereto shall be necessitated or occasioned by the acts, omissions or negligence of Tenant or any person claiming through or under Tenant, or any of their servants, employees, contractors, agents, visitors or licensees, or by the use or manner of use of such equipment or dock. Tenant agrees in using such air conditioning equipment to abide by such reasonable rules and regulations as Landlord shall prescribe for the proper functioning and protection of such air conditioning equipment.

               70. On the commencement of the term hereof,

                   (i)  all doors shall be in good working order and

                   (ii) Landlord  shall have removed the fence which now crosses the railroad siding.

               71. On the commencement of the term hereof the Demised Premises shall be broom clean except for

                   (a) any work then being done by or for Tenant or any rubbish or other matter brought into the Demised Premises by or for Tenant and

                   (b) any work then being done by or for Landlord therein.

               72. A. As long as Tenant is not in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, Landlord agrees not unreasonably to withhold Landlord's prior consent to sublettings by Tenant of the entire Demised Premises, or the Cellar Space as an entirety, or other parts of the Demised Premises to not more than four (4) subtenants in the aggregate. Each such subletting shall be for undivided occupancy of that part of the Demised Premises affected thereby, for any use which may be lawfully made of the portion or all of the Demised Premises proposed to be so sublet, and at no time shall there be more than four (4) occupants, including Tenant, in the Demised Premises. At least thirty (30) days prior to any prior to any proposed subletting, Tenant shall submit to Landlord a statement containing the name and address of the proposed subtenant and all of the principal terms and conditions of the proposed subletting including, but not limited to, the proposed commencement date of the term thereof, and the net worth of the proposed subtenant as evidenced by the financial statement as of the end of its last preceding fiscal year certified by an independent public accountant in accordance with generally accepted accounting practices. Landlord may, however, withhold such consent if, in Landlord's reasonable judgment, the occupancy of the proposed subtenant will tend to impose any additional burden upon Landlord in the operation of the Building or shall unreasonably interfere with the use or enjoyment of any part of the Building by any other tenant or occupant or the proposed subtenant's net worth, as evidenced by such financial statement and any relevant additional information furnished is unsatisfactory in the light of the obligations assumed in the proposed sublease. In the event of any dispute between Landlord and Tenant as to the reasonableness of Landlord's refusal to consent to any subletting, such dispute shall be determined by arbitration in the City of New York in accordance with the rules and regulations then obtaining of the American Arbitration Association or its successor. Any such determination shall be final and binding upon the parties, whether or not a judgment shall be entered into any court. If the determination of any such arbitration shall be adverse to Landlord, Landlord, nevertheless, shall not be liable to Tenant for a breach of Landlord's covenant not unreasonably to withhold such consent, and Tenant's sole remedy in such event shall be to enter into the proposed subletting. Notwithstanding the foregoing provisions of this Section, (a) in the event Tenant proposes to sublet all or substantially all of the Demised Premises, Landlord, at Landlord's option, may give to Tenant, within thirty (30) days after the submission by Tenant to Landlord of the statement required to be submitted in connection with such subletting, a notice terminating this Lease on the date (referred to as the "Earlier Termination Date") immediately prior to the proposed commencement date of the term of the proposed subletting, as set forth in such statement, and, in the event such notice is given, this Lease and the Demised Term shall come to an end and expire on the Earlier Termination Date with the same effect as if it were the original Expiration Date of the term hereof, the Fixed Rent shall be apportioned as of said Earlier Termination Date and any prepaid portion of Fixed Rent for any period after such date shall be refunded by Landlord to Tenant; or (b) in the event Tenant proposes to sublet any portion of the Demised Premises for a term which, inclusive of any renewal terms, is for all or substantially all of the remainder of the Demised Term, Landlord, at Landlord's option, may give to Tenant, within thirty (30) days after the submission by Tenant to Landlord of the statement required to be submitted in connection with such proposed subletting, a notice electing to eliminate such portion of the Demised Premises (said portion is referred to as the "Eliminated Space") from the Demised Premises on the date (referred to as the "Elimination Date") immediately prior to the proposed commencement date of the term of the proposed subletting, as set forth in such statement, and in the event such notice is given (i) the
Eliminated Space shall be eliminated from the Demised Premises on said Elimination Date; (ii) Tenant shall surrender the Eliminated Space to Landlord on or prior to said Elimination Date in the same manner as if it were the Expiration Date; (iii) if the Eliminated Space shall constitute less than an entire floor, Landlord, at Landlord's expense, shall have the right to make any alterations and installations in the Demised Premises required, in Landlord's judgment, reasonably exercised, to make the Eliminated Space a self-contained rental unit with access through corridors to the elevators and core toilets serving the Eliminated Space, and if the Demised Premises shall contain any core toilets or any corridors (including any corridors proposed to be constructed by Landlord pursuant to this subdivision (iii)) providing access from the Eliminated Space to the core area, Landlord and any tenant or other occupant of the Eliminated Space shall have the right to use such toilets and corridors in common with Tenant and any other permitted occupants of the Demised Premises;
(iv) from and after said Elimination Date, the Fixed Rent, the Tenant's Share (as defined in Article 38), shall each be reduced in the proportion which the area of the Eliminated Space bears to the total area of the Demised Premises immediately prior to the effective date of such elimination (including an equitable portion of the area of any corridors referred to in subdivision (iii) of this sentence as part of t he area of the Eliminated Space for the purpose of computing such reduction), and any prepaid portion of Fixed Rent for any period after such Date allocable to the Eliminated Space shall be refunded by Landlord to Tenant; and
(v) there shall be an equitable apportionment of any increase or decrease in the Fixed Rent pursuant to Article 38 for the Escalation Year (as defined in said
Article 38) in which said Elimination Date shall occur. At the request of Landlord, Tenant shall execute and deliver an instrument, in form satisfactory to Landlord, setting forth any modifications to this Lease resulting from any such elimination; however, neither Landlord's failure to request any such instrument nor Tenant's failure to execute or deliver such instrument shall vitiate the effect of the foregoing provisions of this Article.

                   B. No such subletting shall in any circumstances relieve Tenant of its obligations fully to observe and perform the terms and provisions of this lease on Tenant's part to be observed or performed.

               73. Landlord does hereby grant to Tenant the right, privilege and option to extend this lease for one renewal term of ten (10) years upon notice in writing to Landlord of Tenant's intention to exercise said option, given on or prior to April 30, 1981.

                   The Fixed Rent payable during said renewal term shall be the annual Fixed Rent payable at the time of expiration of the initial term hereof plus a cost of living adjustment in an amount equal to the same percentage of said annual Fixed Rent as the percentage by which "The Consumer Price Index for Urban Wage Earners and Clerical Workers" for New York City, All Items (1967=100), issued by the Bureau of Labor Statistics of the United States Department of Labor for the month of April 1984, shall be increased above the Base Price Index.

The Base Price Index as used herein shall mean such price index issued for the month of April 1974. In no event, however, may the annual Fixed Rent payable for the renewal term be less than the annual Fixed Rent payable at the time of the expiration of the initial hereof. Promptly after the amount of annual Fixed Rent for the renewal term shall be ascertained, the parties agree to execute and acknowledge an appropriate agreement setting forth the amount thereof. If at any time said Price Index shall no longer be published by said Bureau, then any comparable index issued by said Bureau or similar agency of the United States issuing similar indices shall be used for the foregoing purposes, the same, however, to be appropriate adjusted in order to give effect to the intent of the foregoing provisions. If the parties are unable to agree with respect to such comparable index, the matter shall be submitted to arbitration in accordance with the rules and regulations then obtaining of the American Arbitration Association in the City of New York. The renewal term shall be upon all of the terms and provisions of this lease except for the payment of Fixed Rent which shall be as hereinbefore provided and further except (i) that there shall be no further renewal term and (ii) Landlord shall not be obligated to perform Landlord's Initial Installations or any other work which Landlord is initially obligated to perform prior to or promptly after the commencement of the initial term hereof.

               74. A. If at any time during the first seven (7) years of the initial term hereof, or, if this lease be renewed, at any time during the balance of the initial term and during the first seven (7) years of such renewal term, Landlord shall desire to lease any portion (Option Space) of the remaining cellar space in the easterly part of the Building (that is the part not demised herein and lying beneath the first floor portion of the Demised Premises), and provided Tenant shall not at such time be in default in the performance or observance of any of the provisions of this Lease on the part of the Tenant to be performed or observed, and Tenant shall not at such time have sublet any portion of the Demised Premises, Landlord agrees before leasing the Option Space to any other tenant, to advise Tenant of the space proposed to be leased and of the Fixed Rent which Landlord proposes to charge for such space. Tenant shall have the option to be exercised by giving written notice to Landlord within fifteen (15) business days after the service of Landlord's aforementioned notice, to elect to have the Option Space added to the Demised Premises. If Tenant shall so exercise such option, Landlord and Tenant shall enter into an appropriate amendment of this Lease, within ten (10) days after Tenant shall exercise such option, increasing the Fixed Rent payable hereunder, and increasing "Tenant's Share" set forth in Article 38 hereof to reflect the addition of such space. If Tenant shall fail to exercise such option within such fifteen (15) day period, Landlord shall, for a period of one year thereafter, have the right to lease such space to any other tenant at no less than the Fixed Rent set forth in Landlord's aforementioned notice to Tenant.

                   B. If Landlord shall fail to lease such space to any other tenant within such one year period at the Fixed Rent provided for in Landlord's notice; then before Landlord shall thereafter lease such space to any other tenant, the provisions of Section A of this Article shall be in force with respect to leasing such space unless the unexpired portion of the initial term shall be less than three (3) years, or if this lease be renewed, the unexpired portion of the renewal term shall be less than three (3) years.

                   C. During such time as Tenant shall be occupying the entire first floor, mezzanine, and entire cellar of the easterly portion of the Building, i.e. the entire Building exclusive of the westerly portion thereof, which is now occupied by the City of New York, Landlord agrees that the easterly portion of the Building may be designated as the "Everlast" Building.

                                   SCHEDULE A
                                   ----------

                        Landlord's Initial Installations
                        --------------------------------

A.  MEZZANINE
    ---------

         1. Paint walls and ceiling of mezzanine (including all hallways), including acoustic ceiling portions, single coat, standard color.

         2.    Patch acoustic ceiling portions as necessary.

         3. Rearrange existing interior partitions in accordance with plan to be furnished by Tenant within thirty (30) days. If not so furnished, then Landlord shall not be obligated to do such work.

         4. Install vinyl asbestos tile flooring, 12 inch x 12 inch, 1/8 inch thick, kentile or equal, #611 Avanti, in Salerno cream color.

         5.    Clean exterior windows.

B.  FIRST FLOOR
    -----------

         1. Install toilets in accordance with demising Plan annexed to this lease. Additional water closets and water basins will be installed by Landlord, if required by applicable governmental codes having jurisdiction, to accommodate 120 female and 110 male employees.

         2. Remove wall designated Section A on annexed plan and raised flooring in accordance with annexed plan.

         3.    Paint walls, single coat, standard color.

         4.    Repair all roof leaks.

         5.    Clean exterior windows on south side of building.

         6. Smooth surface of floor at area between bays A, B, C and D as indicated on annexed plan.

         7.    Install separate light switches to toilet rooms.

         8.    Remove showers in toilets.

         9. Provide all exits as required by law for a maximum of 240 persons in occupancy of first floor.

         10. Install two additional steps from loading dock to first floor at places where indicated on Demising Plan.

C.  CELLAR SPACE
    ------------

         1. Install toilets in accordance with demising Plan annexed to this lease. Additional water closets and water basins will be installed by Landlord, if required by applicable governmental code having jurisdiction, to accommodate 30 female and 30 male employees.

         2. Install demising wall in accordance with demising Plan annexed to this lease.

         3.    Paint walls, single coat, standard color.

         4. Cut hole in floor separating first floor and cellar at location as indicated on demising Plan.

         5. Install double doors, 12 feet high, by 10 feet wide in aggregate at place indicated on demising Plan.

GENERAL
- -------

         1.    All lighting fixtures to be in proper working order.

         2. Elevator will be stationed at first floor until Cellar Space added to Demised Premises.

         3. Install new locks on all entrances and exits to Demised Premises and supply six sets of keys to Tenant.

         4. Installation of additional heating and ventilating equipment that may be required by governmental authorities having jurisdiction, for lawful occupancy of premises will be completed by October 15th, 1974. Inside temperature will be 68(0)F when outside temperature is 0(0)F. All heating units, except radiators, will be individually controlled by thermostat.

D.  NOTES
    -----

         1. Landlord's Initial Installations shall constitute a single nonrecurring obligation on the part of Landlord. In the event this Lease is renewed or extended for a further term by agreement or operation of law, Landlord's obligation to perform Landlord's Work shall not apply to any such renewal or extension.

         2. Landlord's Initial Installation under A and B shall be substantially completed prior to the commencement of the demised term. At any time after such substantial completion, Landlord may enter the Demised Premises to complete unfinished details of Landlord's Work, and entry by Landlord, its agents, servants, employees or contractors for such purpose shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business or otherwise.